CYALUME®
Light Technology

VECTOR INTERSECT
SECURITY ACQUISITION CORPORATION

Vector Intersect Security Acquisition
Corporation and Cyalume Technology

Investor Presentation

April 2008

Safe Harbor/Forward Looking Statements

The attached presentation was filed with the Securities and Exchange Commission as part of the Form 8-K filed by Vector Intersect Acquisition Corporation (“Vector”) on __________, 2008. vector is holding presentations for its stockholders regarding its purchase of Cyalume Technologies, Inc. (“Cyalume”), as described in an earlier Form 8-K filed by Vector which describes the acquisition in more detail.

Rodman & Renshaw LLC (“Rodman”), the managing underwriter of Vector’s initial public offering (“IPO”) consummated in May 2007, is assisting Vector in its efforts and will receive approximately $2.3 million, the deferred portion of its underwriting discount from the IPO, upon consummation of the acquisition of Cyalume. Vector and its directors and executive officers and Rodman may be deemed to be participants in the solicitation of proxies for the special meeting of Vector’s stockholders to be held to approve this transaction. Vector’s officers and some of its directors are also stockholders of Vector and have waived their rights to any liquidation distribution Vector makes with respect to shares they acquired before the IPO. Therefore, their securities will be worthless if Vector does not acquire a target business within two years of the IPO date, as required by its Certificate of Incorporation. Interested persons can also read Vector’s preliminary and definitive proxy statements, when they are available, as well as Vector’s final IPO prospectus, dated April 25, 2007, as well as periodic reports Vector filed with the SEC, for more information about Vector, its officers and directors, and their individual and group security ownership in Vector, and interests in the successful consummation of the acquisition of Cyalume.

Vector’s stockholders and other interested persons are advised to read Vector’s preliminary and definitive proxy statements, when available, in connection with Vector’s solicitation of proxies for the special meeting to approve the acquisition because these documents will contain important information. The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on the acquisition. The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on this transaction. Stockholders will also be able to obtain a copy of the definitive proxy statement, the final prospectus, other documents relating to the acquisition of Cyalume and periodic reports filed with the Securities and Exchange Commission, without charge, by visiting the Securities and Exchange Commission’s Internet site at (http://www.sec.gov). Once available, Vector will also provide copies of its definitive proxy materials to its stockholders upon request of such stockholders to Vector.

Non-GAAP Financial Measures

This presentation contains disclosure of EBITDA for certain periods, which may be deemed to be a non-GAAP financial measure within the meaning of
Regulation G promulgated by the Securities and Exchange Commission.
Management believes that EBITDA, or earnings before interest, taxes, depreciation and amortization, is an appropriate measure of evaluating operating performance and liquidity, because it reflects the resources available for strategic opportunities including, among others, investments in the business and strategic acquisitions. EBITDA may not be comparable to similarly titled measures reported by other companies. EBITDA is not a recognized term under U.S. GAAP, and EBITDA should be considered in addition to, and not as substitutes for, or superior to, operating income, cash flows, revenues, or other measures of financial performance prepared in accordance with generally accepted accounting principles. EBITDA is not a completely representative measure of either the historical performance or, necessarily, the future potential of Cyalume.

Business Combination

Established in July 2005 as a special purpose acquisition corporation for the purpose of acquiring an operating business in the security and defense industries.

IPO on May 3, 2007, (VTRQ.OB)

Sold 7.4 million units at $8.00 consisting of:

One common share of Vector

One common stock purchase warrant

On February  14, 2008, the Company announced it had reached a definitive agreement to acquire Cyalume Technologies Inc, a leading provider of safety, security and training products for the US military and other militaries for $120 million consisting of $80.4M cash and 4.97M shares of VTRQ

Cyalume

VECTOR INTERSECT
SECURITY ACQUISITION CORPORATION

Investment Thesis

Cyalume meets all of Vector’s investment criteria

Strong Management
Team

Experienced management
team with 30+ years at the
company

Vector sponsors have 35+
years public company
experience

Premier development team in
the industry

Attractive Valuation

$120 million valuation
represents 33% discount to
public P/E comps (2008)

Significant upside to trust
share price of $7.97

Accumulated tax loss of $18
million

Predictable Earnings

Reliable military business for
20+ years

Long term contracts with
United States and NATO

Consumable products that
provide recurring revenue

Strong Financial
Performance

18% revenue CAGR 2005-
2008 estimate

Excellent margins

30% EBITDA Margins

50% Profit Margins

Growth Opportunities

Continued development of
core technology opening up
numerous new market
opportunities

Proven success penetrating
training ammunition market

Other new markets include
medical and  new military
applications

CONTROL THE SITUATION
ESTABLISH A PERIMETER
MARK REFERENCE POINTS

Cyalume
Light Technology

MK 281 MOD1 40MM TRAINING CARTRIDGE
DAY
NIGHT

VECTOR INTERSECT
SECURITY ACQUISITION CORPORATION

Cyalume Overview

15% Annual Organic Growth From Existing Products

150% Annual Growth from New High Growth Ammunition Vertical Market

* Estimates for 2006 - 2010

Company Snapshot

Strong core business

Predictable recurring revenue stream due to disposable nature of products

Cyalume’s core military business is stable and secured with long term contracts with the US and NATO, not dependent on the economy

The company has successfully expanded on its core business in recent years to include training ammunition and infrared products

Unique chemiluminescence technology position

Cyalume has the world’s largest R&D team devoted to
chemiluminescence advancement

Large patent portfolio, including 33 issued patents and several pending patents

Strong financial performance

Revenue grew from $31.5 million in 2006 to $40.3
million for the last twelve month period ended February 2008

30% plus EBITDA margin a result of its technology
expertise and patents

Accelerating growth expected in 2008 and 2009
driven by new high growth ammunition markets

Order backlog of 4.5 million rounds in 2008 compared
to actual sales of 1.0 million rounds in 2007

Continued expansion into new calibers, new markets
and customers

Ammunition              CAGR: 155.7%

All Other Products    CAGR: 14.76%

Cyalume Revenue
Forecast

-

10.0

20.0

30.0

40.0

50.0

60.0

70.0

80.0

2006

2007

2008

2009

2010

Attractive P/E

Accelerating Growth
Expected in 2009-10
Driven by New
Ammunition Vertical

Favorable Valuation
Metrics at Estimated
$7.97 Trust Value

Notes:

(1)

Earnings includes NOLs of
$6.6 million in 2008, $6.2
million in 2009 and $3.2 in
2010

(2)

Shares outstanding based
on treasury method

(3)

Share price equals the
estimated value of cash in
trust at the time of the
transaction

29.3%

31.3%

Discount %

19.5x

26.2x

Average P/E of Peers

13.8x

18.0x

94.3x

P/E Ratio

7.97

7.97

7.97

Share Price (3)

17.3

17.3

17.3

Shares Outstanding (2)

30.5%

423.9%

Growth %

10.0

7.6

1.5

Earnings (1)

20.1%

14.7%

23.3%

Effective Tax %

27.8%

28.5%

21.6%

Growth %

30.8%

32.0%

28.9%

Margin %

18.5

14.5

11.3

EBITDA

2009

2008

2007

Price to Earnings Model

CYALUME® Light Technology

VECTOR INTERSECT
SECURITY ACQUISITION CORPORATION

Cyalume Strategy: Expand Chemiluminescence
Expertise into New High Growth Verticals

New Military Products

Police / Homeland Security

Medical Applications

40MM PRAC
MK281

MK 281 MOD1
40MM TRAINING CARTRIDGE
DAY
NIGHT

VECTOR INTERSECT
SECURITY ACQUISITION CORPORATION

New Military Products: Ammunition

40mm DAY and NIGHT

MK 281 MOD1

Night vision equipment
Super Owl 3rd gen. Omni V

New Military Products: Ammunition

Chemiluminescent & Photo-luminescent
Technologies

Day or night operations including IR

Substantially improved tracer and marking
daytime or night

Lower cost per round than live ammunition

Target of $21M revenue and 20.8M
rounds in 2010 for a CAGR of 121% from
2007

Estimated Potential Market is $50M of
Annual Recurring Revenue

EBITDA margin of 40% (assumes 100M
rounds used annually)

Strong barriers to entry through IP and
long term contracts

2007

2009

2010

2008

40MM HV

40MM Sponge

40MM LV

9 MM

Shotgun

60 MM

27 MM

120 MM

Ammunition Development Schedule

-

5.00

10.00

15.00

20.00

25.00

2006

2007

2008

2009

2010

Revenue

Rounds (M)          0.3                     1.3                      2.6                    10.2                     20.8

CONTROL THE SITUATION
ESTABLISH A PERIMETER
MARK REFERENCE POINTS

CYALUME

VECTOR INTERSECT
SECURITY ACQUISITION CORPORATION

Police / Homeland Security

Expansion of our technology across a wide array of police, fire and homeland security applications

iDirt

Micro-encapsulating
infrared to use for
perimeter control

Applications for FBI, police
and homeland Security

Incursion Baton

Incursion baton provides
non pyrotechnic flash
bang effect

Reflective and Photo
luminescent products

Applications for police,
fire and first responders

Air/Suction
Handle
Tongue
Securing
Chemiluminescence
Blade

VECTOR INTERSECT
SECURITY ACQUISITION CORPORATION

Medical Applications

First product currently in development
through partnership with Brigham and
Women’s Hospital, trials to begin
summer of 2008

Laryngoscope

Development Agreement with Brigham
and Women’s Hospital

Proto-type produced

Uses of targeted, inexpensive, battery free light sources have extensive medical applications

Light in specific wave lengths has numerous medical applications

Blue light used for accelerated wound healing, increases the efficacy of an antibiotic compound

Infrared light currently used in treatment of cold sores

Certain light wavelengths proven to improve blood flow

Environmentally friendly advancements

Phthalate Free Formulation

Use of phthalates are banned in the EU and
California for use in products exposed to children

All currently commercially available chemical
light products include dibutyl phthalate

Cyalume has developed and is in the process
of launching a new phthalate free formula

No other company has this phthalate free
formulation

This new patented formula will comply with
NATO, other EU and US requirements

Bio-degradable Products

Cyalume has developed a fully bio-
degradable light stick

New products meets the EU
standards of bio-degradability

No other company has this bio-
degradable technology to date

ARCTIC OCEAN
Greenland
Arctic Circle
ASIA
EUROPE
NORTH
AMERICA
ATLANTIC
Tropic of Cancer
PACIFIC
OCEAN
PACIFIC
Equator
AFRICA
OCEAN
INDIAN
OCEAN
SOUTH
AMERICA
Tropic of Capricorn
OCEAN
AUSTRALIA
Antarctic Circle
ANTARCTICA

VECTOR INTERSECT
SECURITY ACQUISITION CORPORATION

International Opportunities

Sole provider to NATO

Only chem-light provider with valid NATO Stock
Number

NAMSA contract provides vehicle for all NATO
countries to purchase Cyalume products

Environmentally friendly
product

NATO and country specific
regulations will require all
chem-light products to be
phthalate free and
biodegradable

No competitive products are
currently capable of meeting
the spec

Pan-Europe expansion

Total European sales in
2007 were $11 million, 80%
of which were in the UK

Cyalume has made minimal
sales efforts beyond the UK

The company estimates the
potential sales for Europe to
be three times current sales
but require sufficient
marketing and sales efforts
to be realized

Global expansion

Multi-million dollar opportunities in new markets such
as Columbia and India

Current sales opportunities in Turkey, Israel,
Singapore and Canada

9.3

11.3

14.5

18.5

24.0

-

5.0

10.0

15.0

20.0

25.0

2006

2007

2008

2009

2010

EBITDA 2006 - 2010

31.5

39.0

45.2

59.4

77.1

-

10.0

20.0

30.0

40.0

50.0

60.0

70.0

80.0

2006

2007

2008

2009

2010

Revenue 2006 - 2010

Attractive High Growth, High Margin Business

Predictable recurring revenue stream
due to disposable nature of products
and long term contracts

Major product lines include

Military Chem Lights

Infrared Products

Reflective and photo luminescent
product

Strong financial performance

Consistent revenue and EBITDA
growth

2006 to 2010 CAGR of  26.1%

50% + profit margins and 30% +
EBITDA margins

26.8%

CAGR

25.1%

CAGR

Transaction Summary

Rationale:

Cyalume is an excellent fit to
Vector’s acquisition strategy

Market leader with proprietary
technology

Highly profitable products
delivering 30%+ EBITDA margins

Consistently strong historical
growth with excellent near term
growth potential

The timing of the acquisition for
Cyalume is ideal

Vector / Cyalume transaction will
enable the company to de-lever
and substantially free up cash flow

Better access to capital and cash
flow will allow the company to
invest in growth opportunities it is
currently unable to pursue

Transaction Sources & Uses:

($ in millions)

Sources

SPAC Cash Held in Trust

$56.2

New Credit Facilities

23.4

New Stock Issued to Cyalume Shareholders

41.0

   Total Sources

$120.6

Uses

Retire Existing Indebtedness

$79.6

New Stock Issued to Cyalume Shareholders

41.0

   Total Uses

$120.6

Post-Merger Net Debt Reduction

($56.2)

Post-Merger Share Ownership:

Vector Shareholders

71.2%

Cyalume Shareholders

28.8%

Total

100.0%

Note: Ownership is calculated using the treasury stock method.

Assumes 100%shareholder  approval

Attractive Valuation

The Cyalume acquisition is at a significant discount to comparable company mean publicly traded

2008 P/E multiples show considerable upside to Cyalume valuation

Significant growth opportunities exist both organic and through acquisition

Government contracts and long track record provide barriers to entry from competition

Cyalume High Growth Peers

4/15/2008

   31%

   33%

Accretion to Trust Share Price (7.97)

11.26

11.61

Implied Current Cyalume Share Price

19.5x

26.2x

Median

19.6x

26.2x

Mean

18.4x

22.4x

Low

20.9x

29.9x

High

18.4x

29.9x

Abaxis Inc.

18.6x

27.5x

TASER International Inc.

20.3x

22.4x

II-VI Inc.

20.9x

24.9x

FLIR Systems Inc.

2009E

2008E

Company

P/E

Conclusion

Cyalume is the Right Company for a
SPAC of our Size

Valuation is Compelling at Trust

Growth Outlook Strong and Cyalume is an Exciting Story for Public Investors

Cyalume products are embedded in daily
operations of the worlds largest militaries
at the individual soldier level

Shown here lighting the path of Marines
filing past an AH-1W Super Cobra
helicopter during an early-morning
conditioning hike on the flight deck of the
USS Bataan in the Central Arabian Gulf

Cyalume® Light Technology

VECTOR INTERSECT Security Acquisition Corporation

Common Stock Ticker                                                 VTRQ

Warrant Ticker                                                            VTRQW

Unit Ticker                                                                         VTRQU

Stock Price (4/21/2008)                                                     $7.53

Market Cap                                                                       $70.5 M

52-Week Range                                                       $7.31-$7.60

Shares Out./Float                                                         9.3/7.3M

Insider Ownership                                                               22%

Vector Intersect Acquisition Corp, was formed as a special purpose acquisition corporation in July 2005 for the purpose of acquiring an operating business in the security and defense industries.  Vector Intersect completed its IPO on May 3, 2007, and began a search that would encompass more than thirty companies in Europe, Israel and the United States. On February 14, 2008, the Company announced it had reached a definitive agreement to acquire Cyalume Technologies Inc, a leading provider of safety, security and training products for the US military and other militaries for $120 million.

Business Overview

Cyalume Technologies is the leading global manufacturer and supplier of chemiluminescent and chemical infrared products sold to the US military and government.  Cyalume manufactures and sells a large scope of chemical luminescent and infrared products to defense departments, law enforcement agencies, wholesalers, retailers and distributors and retroreflective and photo luminescent materials to fire departments and safety product distributors. Cyalume sells chemical luminescent training ammunition for day and night training to the US military.

Strong core business

Predictable recurring revenue stream due to
disposable nature of products

Cyalume’s core military business is stable and
secured with long term contracts with the US and
NATO, not dependent on the economy

The company has successfully expanded on its core
business in recent years to include training
ammunition and infrared products

Unique chemiluminescence technology position

Cyalume has the worlds largest R&D teams devoted
to chemiluminescence advancement

Large patent portfolio, including 33 issued patents and
several pending patents

Strong financial performance

Revenue grew from $31.5 million in 2006 to $40.3
million for the last twelve month period ended
February 2008

30% plus EBITDA margins a result of its technology
expertise and patents

Accelerating growth expected in 2008 and 2009
driven by new high growth ammunition markets

Order backlog of 4.5 million rounds in 2008 compared
to actual sales of 1.0 million rounds in 2007

Continued expansion into new calibers, new markets
and customers

9.3

11.3

14.5

18.5

24.0

-

5.0

10.0

15.0

20.0

25.0

2006

2007

2008

2009

2010

EBITDA 2006 - 2010

31.5

39.0

45.2

59.4

77.1

-

10.0

20.0

30.0

40.0

50.0

60.0

70.0

80.0

2006

2007

2008

2009

2010

Revenue 2006 - 2010

26.8%

CAGR

25.1%

CAGR

1

CYALUME®
Light Technology

VECTOR INTERSECT
SECURITY ACQUISITION CORPORATION

MK 281 MOD 1
TRAINING CARTRIDGE

Post Acquisition Management Team

Winston Churchill – Chairman

Founder and managing partner of SCP Partners

25 Years of private equity investing

Law firm of Saul, Ewing, Remick & Saul

Chairman of Banking and Financial Institutions
Department,

Chairman of the Finance Committee

Member of Executive Committee

Yaron Eitan – Vice Chairman

Co-founder, president and CEO of Selway Partners

Founder, Chairman and CEO of Geotek

Chairman of Bogen Communications

Derek Dunaway – President and CEO

CEO - TechOnLine

VP Portfolio Management – Selway Partners

Managing Director – AppNet Strategy Consulting

Michael Bielonko - CFO

CFO CTM Group; Arcade Equipment

Board Member; Omni Facility Services Canada

COO & CFO Omni Facility Services: Maintenance
Services

VP & CFO Yankee Gas

Director Treasury Services; Northeast Utilities

MBA & CPA

Earl Cranor - VP Technology

CTO Omniglow Corporation

VP Omniglow Corporation

Director Operations American Cyanamid Chemical
Light

Plant Manager GAF Corporation

LT Colonel (R) Thomas McCarthy - VP
Military Division

20 years US Army; Commands from Platoon to
Battalion

Desert Storm Tour: Awarded Bronze Star

MBA

Growth Strategy

Cyalume has realized healthy growth over the past
three years in its base business and expects to
accelerate that growth through several key
initiatives:

New Ammunition

Cyalume entered the training munitions market at end of 2005.  By the end of 2007, the company was producing 1 million rounds of one caliber (40 mm). It is expected to rise to more than 2 million rounds in 2008 generating $4.0 million in revenue. Estimated potential market for ammunition is $50 million of annual recurring revenue

Future products include:

9mm

27/30mm

Shotgun

Rifle Grenades

120mm

Continued international expansion

Total European sales in 2007 were $11 million, an
increase of 54% from 2006.  Potential market for
European sales estimated to be three times current
sales with sufficient marketing and sales efforts.

Environmental initiatives

NATO and country specific regulations will require all
chem-light products to be phthalate free and
biodegradable.  No competitive products are
currently capable of meeting the spec. Cyalume has
patent pending technology to meet this requirement

New Market Expansion

Targeted, low cost disposable light products have
numerous potential medical applications, including:

Laryngoscope (currently in trials)

Chemical light with disposable medical
devices

Use of light wavelengths to improve healing

Chemiluminescent Laryngoscope

2

Cyalume® Light Technology

VECTOR INTERSECT
Security Acquisition Corporation

Transaction Summary

For additional information, please contact:  John McNamara at Cameron Associates  Phone: 212-554-5485  Email: john@cameronassoc.com

Cameron Associates serves as investor relations counsel to this company and is acting on its behalf in issuing this bulletin and receiving compensation therefore. The information contained herein is furnished for information purposes only and is not to be construed as an offer to buy or sell securities.

Transaction Sources & Uses:

($ in millions)

Sources

SPAC Cash Held in Trust

$56.2

New Credit Facilities

23.4

New Stock Issued to Cyalume Shareholders

41.0

   Total Sources

$120.6

Uses

Retire Existing Indebtedness

$79.6

New Stock Issued to Cyalume Shareholders

41.0

   Total Uses

$120.6

Post-Merger Net Debt Reduction

($56.2)

Post-Merger Share Ownership:

Vector Shareholders

71.2%

Cyalume Shareholders

28.8%

Total

100.0%

Note: Ownership is calculated using the treasury stock method.

Rational:

Cyalume is an excellent fit
to Vector’s acquisition
strategy

Market leader with
proprietary technology

Highly profitable products
delivering 25%+ EBITDA
margins

Consistently strong historical
growth with excellent near
term growth potential

The timing of the acquisition
for Cyalume is ideal

Vector / Cyalume transaction
will enable the company to
de-lever and substantially
free up cash flow

Better access to capital and
cash flow will allow the
company to invest in growth
opportunities it is currently
unable to pursue

The attached presentation was filed with the Securities and Exchange Commission as part of the Form 8-K filed by Vector Intersect Acquisition Corporation (“Vector”) on _______________, 2008. vector is holding presentations for its stockholders regarding its purchase of Cyalume Technologies, Inc. (“Cyalume”), as described in an earlier Form 8-K filed by Vector which describes the acquisition in more detail.

Rodman & Renshaw LLC (“Rodman”), the managing underwriter of Vector’s initial public offering (“IPO”) consummated in May 2007, is assisting Vector in its efforts and will receive approximately $2.3 million, the deferred portion of its underwriting discount from the IPO, upon consummation of the acquisition of Cyalume.  Vector and its directors and executive officers and Rodman may be deemed to be participants in the solicitation of proxies for the special meeting of Vector’s stockholders to be held to approve this transaction.  Vector’s officers and some of its directors are also stockholders of Vector and have waived their rights to any liquidation distribution Vector makes with respect to shares they acquired before the IPO.  Therefore, their securities will be worthless if Vector does not acquire a target business within two years of the IPO date, as required by its Certificate of Incorporation.  Interested persons can also read Vector’s preliminary and definitive proxy statements, when they are available, as well as Vector’s final IPO prospectus, dated April 25, 2007, as well as periodic reports Vector filed with the SEC, for more information about Vector, its officers and directors, and their individual and group security ownership in Vector, and interests in the successful consummation of the acquisition of Cyalume.

Vector’s stockholders and other interested persons are advised to read Vector’s preliminary and definitive proxy statements, when available, in connection with Vector’s solicitation of proxies for the special meeting to approve the acquisition because these documents will contain important information. The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on the acquisition.  The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on this transaction.  Stockholders will also be able to obtain a copy of the definitive proxy statement, the final prospectus, other documents relating to the acquisition of Cyalume and periodic reports filed with the Securities and
Exchange Commission, without charge, by visiting the Securities and Exchange Commission’s Internet site at (http://www.sec.gov).  Once available, Vector will also provide copies of its definitive proxy materials to its stockholders upon request of such stockholders to Vector.

Safe Harbor/Forward Looking Statements

3